Merrill Lynch Global Transportation Conference Exhibit 99.1

Disclaimer
In connection with the proposed merger, Marathon Acquisition Corp. has filed with the U.S. Securities and Exchange Commission a
Registration Statement containing a preliminary proxy statement/prospectus. When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders and warrantholders of Marathon, seeking their approval of the transaction. Before making any voting decision, Marathon’s stockholders and warrantholders are urged to read the proxy statement/prospectus regarding the merger carefully and in its entirety because it will contain important information about the proposed merger. Marathon’s stockholders and warrantholders will be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents filed with the U.S. Securities and Exchange
Commission from the Commission’s website at http://www.sec.gov. Marathon’s stockholders and warrantholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request by mail to Michael Gross at Marathon Acquisition Corp., 500 Park Avenue, 5th Floor, New York, New York 10022 or by telephone at (212) 993-
1670.
Marathon and its directors and officers may be deemed to be participants in the solicitation of proxies from Marathon’s stockholders with respect to the proposed merger. Information about Marathon’s directors and executive officers and their ownership of Marathon’s common stock is set forth in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of Marathon and its directors and executive officers in the merger, which may be different than those of
Marathon’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger filed with the U.S. Securities and Exchange Commission.
NON-GAAP FINANCIALS
The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s Regulation S-X.
Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, Marathon’s proxy statement to solicit stockholder approval for the proposed merger.  This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles
(“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC.
Marathon and Global Ship Lease believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Global Ship Lease and the proposed merger.  However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with
GAAP.  Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Safe Harbor Statement
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, regarding the plans and objectives of management for future operations. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and Marathon cannot assure you that these projections included in these forward-looking statements will come to pass. Actual results could differ materially from those expressed or implied by the forward-
looking statements as a result of various factors. The risks, uncertainties and other factors also relate to inherent business, economic and competitive uncertainties and contingencies relating to the business of Global Ship Lease including:
• future operating or financial results;
• expectations regarding the strength of the future growth of the shipping industry, including the rate of annual demand growth in the international containership industry;
• future payments of dividends and the availability of cash for payment of dividends;
• Global Ship Lease’s expectations relating to dividend payments and forecasts of its ability to make such payments;
• future acquisitions, business strategy and expected capital spending;
• operating expenses, availability of crew, number of off-hire days, drydocking (beyond the disclosed reserve) and survey requirements and insurance costs;
• general market conditions and shipping industry trends, including charter rates and factors affecting supply and demand;
• Global Ship Lease’s ability to repay its credit facility and operate using the available funds under its credit facility;
• assumptions regarding interest rates and inflation;
• change in the rate of growth of global and various regional economies;
• risks incidental to vessel operation, including discharge of pollutants and vessel collisions;
• Global Ship Lease’s financial condition and liquidity, including its ability to obtain additional financing in the future (from warrant exercises or outside sources) to fund capital expenditures, acquisitions and other general corporate activities;
• estimated future capital expenditures needed to preserve Global Ship Lease’s capital base;
• ability to effect a previous acquisition and to meet target returns;
• Global Ship Lease’s expectations about the availability of ships to purchase, the time that it may take to construct new ships, or the useful lives of its ships;
• Global Ship Lease’s continued ability to enter into long-term, fixed-rate charters;
• Global Ship Lease’s ability to capitalize on its management team’s and board of directors’ relationships and reputations in the containership industry to its advantage;
• changes in governmental and classification societies’ rules and regulations or actions taken by regulatory authorities;
• expectations about the availability of insurance on commercially reasonable terms;
• unanticipated changes in laws and regulations;
• potential liability from future litigation; and
• other factors discussed in the section entitled “Risk Factors” in the preliminary proxy statement/prospectus.
Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from Marathon’s forward-looking statements are included in Marathon’s filings with the U.S. Securities and Exchange Commission, specifically as described in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007 and the preliminary proxy statement
/ prospectus. Marathon undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Strong, Stable Cash
Flow
Pending Transaction

Who We Are
Experienced
Management Team
Sizeable, contracted revenue with 11 year avg. charter term
Predictable cost structure
Attractive credit facility pricing
– LIBOR + 75 to 110bps (based upon leverage level); debt swapped into fixed rate
Distributable cash flow growth
– 5.6% dividend growth; opportunity for significant growth through accretive acquisitions
Leading Charter
Owner
GSL has diverse, long-standing industry relationships
Management team actively pursuing acquisition opportunities
Owner of modern containerships on long-term charters
– Over 80% fleet capacity (TEU) growth; 60% contracted revenue growth by 3Q09
Significant financial flexibility
– $800 mm credit facility; $270 mm available capacity
– Cash proceeds from warrant exercise totaling $240 mm
Global Ship Lease, Inc. entered into Agreement and Plan of Merger with Marathon (AMEX: MAQ)
Purchase price of approximately $1.0 billion for GSL and its 17 vessels
– 12 currently owned and five to be delivered
– $1.7 billion contracted revenue

Strong
Independent
Sponsorship

Experienced Management and Strong Sponsorship
Ian J. Webber
Chief Executive
Officer
Thomas A. Lister
Chief Commercial
Officer
DVB Bank, 2005-2007: Specialist transport asset financier, SVP & Head of
Singapore ship leasing and investment fund project
Nordcapital, 2004-2005: German KG financier and asset manager: director of business development
>10 years experience in various roles with liner shipping companies
CP Ships, 1996-2006: CFO and Director
– Public company traded on NYSE and TSE
– Sold to Hapag-Lloyd in 2005 for $2.3 bn
Pricewaterhouse, 1979-1996: Partner, 1991-1996
Susan J. Cook
Chief Financial
Officer
P&O, 1986-2006: Group Head of Specialized Finance, Head of Structured Finance,
Deputy Group Treasurer
Chartered Management Accountant and Member of Association of Corporate
Treasurers
Strong independent sponsorship and financial expertise provided by Marathon
Chairman and CEO Michael Gross has significant experience stewarding companies and increasing shareholder value
– 16 years at Apollo Management where he was a founder and senior partner
– Leverage extensive capital markets and management expertise
Independent directors will be a majority of the board

Business Strategy
Continue to
Grow the
Dividend
Consistently increase distributable cash flow and dividends per share through accretive acquisitions
Focus on returns to shareholders
Expand Fleet
through
Accretive
Acquisitions
Expand fleet through accretive acquisitions of modern, high quality containerships
Focus on returns / economics to ensure that acquisitions meet IRR targets and are accretive to distributable cash flow per share
Double fleet in next 12-18 months
Maintain
Balanced
Portfolio
Focus on long-term charters with staggered maturities
Broaden customer base by adding high credit-quality charterers
Maintain a young, diversified fleet with a range of vessel sizes
Provide World-
class Service
Become partner of choice for leading liner companies
Best in class, competitive provider of chartering services
High safety standards and reliable service

36,322
59,670
66,297
Current Q4 2008 Q3 2009
Prior Period Cumulative Fleet Contracted Growth Fleet
Fully Funded Fleet Ramp-Up
12 Vessels Annualized 16 Vessels Annualized
Contracted 17 Vessel Fleet
Annualized
Estimated Revenue
(1)
$91.7 mm $135.6 mm $147.7 mm
Estimated EBITDA
(2)
$54.9 mm $85.5 mm $93.8 mm
Debt / Estimated Market Value 28% 41% 46%
Contract Length 9.3 yrs 10.7 yrs 10.8 yrs
Average Age
(3)
5.3 yrs 4.6 yrs 5.5 yrs
Fleet Acquisition Price $570 mm $925 mm $1,007 mm
Appraised Value
(4)
$675 mm $1,080 mm $1,160 mm
12
Vessels
16
Vessels
17
Vessels
(1) 362 onhire revenue days. No drydocking.
(2) Operating expenses based on capped rates at 365 days per year plus insurance costs, accidents and incidents. Technical management fees of $114,000 per vessel per year.
(3) Weighted-average age.
(4) Source: Braemer and Platou. Asset appraisals as of December 2007.
Fleet Size (TEUs)

Young, High Quality Fleet With Long-Term Charters
(1) Based on current and contracted fleet.
CMA CGM Berlioz
Hull 4126
CMA CGM America
CMA CGM Sambhar
CMA CGM Jamaica
CMA CGM Chateau d’If
CMA CGM Alcazar
Marie Delmas
Kumasi
Julie Delmas
MOL Rainbow
CMA CGM Utrillo
CMA CGM Matisse
CMA CGM Manet
CMA CGM La Tour
Ville d’Aquarius
Ville d’Orion
End 2025
12/08
12/08
12/08
12/08
07/09
End 2012
End 2016
End 2017
End 2020
End 2022
Mid 2021
2025 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
End 2012
End 2016
End 2016
End 2016
End 2017
End 2017
End 2017
End 2017
End 2020
End 2022
End 2022
Size (Number of Vessels) Current
To Be
Delivered
Contracted
Fleet
~2,200 TEU 8 0 8
4,000 – 4,300 TEU 2 3 5
~5,100 TEU 2 0 2
~6,600 TEU 0 1 1
~11,000 TEU 0 1 1
Total Number of Vessels 12 5 17
Total TEU 36,322 29,975 66,297
Average Age 5.3 years 3.5 years 5.5 years
$1.7bn in total contracted revenue with 11 year average term
(1)

Strong Financial Flexibility
$800 mm credit facility, 8-year term
– 5-year non-amortization
– LIBOR + 75 bps with adjustments after certain leverage levels (up to L+110 bps)
– $270 mm undrawn under the credit facility for new acquisitions
– Participating banks include: Fortis, Citi, HSH Nordbank, Sumitomo Mitsui, KFW and DnB Nor Bank
– Interest rates predominantly hedged
Warrants provide potential equity for future vessel acquisitions
– $240 mm in cash from warrants over the next two years
Balanced financial strategy preserves flexibility
– Capitalize on market conditions
– Maintain flexibility for acquisition and expansion opportunities
– Long-term target 50-60% LTV
– Strong relationships with bank group

Expansion Strategy Supports Long-term Dividend Growth
Deal Analytics
Objective: Build a portfolio of high quality assets diversified by charterer, charter term and vessel size
Analysis on four dimensions:
– Asset quality & liquidity
– Charterer strength
– Portfolio effects
– Economics/returns
Target Returns
Financing Structure
50-60% long term target / steady state LTV
Scope for higher LTV on temporary basis to capitalize on exceptional acquisition opportunities
Swap debt into fixed rate
Generate attractive returns and grow distributable cash flow for shareholders through accretive vessel acquisitions
Portfolio level:
– Accretive to distributable cash flows and dividends per share
Asset level:
– High single digit unlevered IRR
– Low double digit IRR at long term target LTV

GSL Strengths
Modern, high quality fleet
of diverse sizes
Built-in growth with
minimum dividend
increases
Attractive industry outlook
Financial capacity to
make additional
accretive acquisitions
Experienced
management — strong
industry relationships
Long-term stable cash
flows